Exhibit 99.2

Zep Inc. Third Quarter Fiscal 2014 Earnings Conference Call July 10, 2014 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer © 2014 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations about the receipt of insurance proceeds; statements regarding our ability to minimize the disruption that our associates, customers and business partners will experience as a result of the fire at our aerosol plant; statements regarding the timing of the resumption of production at our aerosol plant and our return to full production capacity for our aerosol products; statements and related estimates concerning the exhaustion of our aerosol inventory and the amount of our aerosol volume that could be at risk; the statement that we intend to re-establish our own aerosol manufacturing capacity in the future; statements regarding future revenue and operating income reductions resulting from the fire at our aerosol facility; and statements regarding our capital structure following our expected refinancing. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management's present expectations or projections. These risks and uncertainties include, but are not limited to: impact of the fire on financial results; economic conditions in general; the cost or availability of raw materials; competition; our ability to realize anticipated benefits from strategic planning and restructuring initiatives and the timing of the benefits of such actions; market demand; our ability to maintain our customer relationships; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2013 and in Part II, “Item 1A Risk Factors” of our Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2014. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 2 © 2014 Zep Inc. - All rights reserved.

Agenda 3 © 2014 Zep Inc. - All rights reserved. Pleased with Average Daily Revenue Growth in the Third Quarter Highlight 3rd Quarter Results Detail Components of Post-Fire Business Recovery Plan Review Implications for Business & Financial Results

4 3rd Quarter Revenue Growth © 2014 Zep Inc. - All rights reserved. Achieving Organic Sales Pipeline Success

3rd Quarter ’14 North American Sales End-market Performance © 2014 Zep Inc. - All rights reserved. 5 Transportation Jan/San & Institutional Industrial/ MRO & Other Change from 3Q ‘13 to 3Q ’14 40% 23% 37% % of 3Q ‘14 North American Revenue 63% of North American Revenue from Transportation & Industrial/MRO & Other Markets 0.7% 0.4% -1.1%

Mass Jan/San 3rd Quarter Revenue Highlights 6 © 2014 Zep Inc. - All rights reserved. Solid Top Line Execution Produced Sales Growth and EBITDA Margin Expansion Food Processing Oil & Gas Zep Vehicle Care Hardware, Farm & Ag Auto/OEM Auto/Aftermarket Industrial/MRO Home Improvement Increase Stable Decrease

3rd Quarter Financial Highlights

ZepInc

	Q3	Growth
Adj. EBITDA(1)	$19.3MM	13.6%
Adj. EBITDA Margin(1)	10.3%	110bps
Adjusted EPS(1)	$0.30	20.0%
Adj. Cash EPS(2)	$0.39	14.7%

Improvement Opportunities

- Price/Cost Relationship
- Freight Expense Management
- European Restructuring Activities

Solid Top Line Execution Produced Sales & Earnings Growth

(1) Excludes effects of acquisition and integration costs, provision for loan loss, fire related charges, restructuring charges, California legal matter, legal settlement and contingent consideration adjustment. Adjusted EPS adjustments are the same as Adjusted EBITDA adjustments and presented net of tax.
(2) Adjusted diluted earnings per share excluding effects of amortization.

© 2014 Zep Inc. - All rights reserved.

7

Incident at Marietta Production Facility May 23rd fire at aerosol facility destroyed raw materials storage, above-ground storage tanks and pollution control equipment Safety investments since acquisition of Amrep Saved lives of associates and first responders and Preserved the majority of the plant including our plant offices and manufacturing lines Cause of fire undetermined – investigations ongoing 8 © 2014 Zep Inc. - All rights reserved. Commitment & Professionalism of Associates is Unparalleled

Incident at Marietta Production Facility Immediately implemented business continuity plan Began production of aerosol products at alternate locations within one week Began limited operations at Marietta facility in late June Communicating with customers and managing supply chain to minimize disruption Benefit from inventory at Zep Inc. and at customer locations Ability to offer non-aerosol version of many products Expect gap between the current supply of inventory and resumption of full production capability 9 © 2014 Zep Inc. - All rights reserved. Creates Temporary Inability to Serve Some Customers

Revenue Expectations Fundamentals of the business are sound & economy is stable Focused on Transportation & Industrial/MRO w/favorable demographics Adapting to the channel shift in Jan/San 3rd Qtr. Organic growth more than offset impact of continuing complexity reduction – trend continuing Q4 to date Expect fire-related disruption but magnitude is difficult to predict Continue to bring capacity on-line, with plan to have greater capacity than prior to the incident, housed in multiple locations 10 © 2014 Zep Inc. - All rights reserved. Lost Aerosol Sales Could Exceed Core Growth for the Next 2-3 Quarters with Sales Flat to Down Somewhat

Near-Term Focus Fiscal fourth quarter-to-date sales have grown mid-single digits Expect difficulty serving some customers in the future Implementation of Business Continuity Plan Recovery from the fire Minimize customer disruption Regain production capacity as quickly as possible Result in more capacity at more locations Encouraged by recent top line success 11 © 2014 Zep Inc. - All rights reserved.

Conclusion #1 Priority is our Business Continuity Effort Continue successful strategies of: Focusing on key end-markets like Transportation & Industrial/MRO Continuing investments in North American Sales and Service specialization Following Jan/San channel shift to expand availability of products Continuing complexity reduction in our supply chain & products 12 © 2014 Zep Inc. - All rights reserved.

Detailed Financial Performance © 2014 Zep Inc. - All rights reserved.

Financial Review Agenda Third Quarter Financial Results Accounting implications of the fire Preliminary outlook for Fiscal 2015 14 © 2014 Zep Inc. - All rights reserved. 3rd Quarter Not Affected by Fire Except for $1.1MM Charge

15 3rd Quarter ‘14 Revenue Drivers © 2014 Zep Inc. - All rights reserved. Revenues Increased 2.1% on an ADS Basis and 0.6% Overall ( ) ( ) 2.1% Growth 0.6% Growth

16 3rd Quarter ‘14 Gross Profit Margin © 2014 Zep Inc. - All rights reserved. Year-over-Year (20) bps Quarter-to-Quarter (40) bps Material Increases More Than Offset Price Increases ( ) ( ) ( )

Affected by favorable legal settlement of $1.4MM in the 3rd quarter of 2013 and $0.5MM of incremental California legal expenses in the 3rd quarter of 2014 Adjusted S,D & A improved by $2.2MM or 140 basis points Benefitted from restructuring initiatives Offset by significantly higher freight and increased healthcare costs Selling, Distribution & Admin. Expenses 17 © 2014 Zep Inc. - All rights reserved. Opportunity to Better Manage Freight Expense to Enhance Margins

Two Components Status Realign & right-size headcount Complete Supply chain changes Rationalization of distribution facilities in U.S. Consolidated 4 Dist. Centers Implementation of new TMS Behind Schedule Consolidate selected operations in Europe Behind Schedule Restructuring Update 18 © 2014 Zep Inc. - All rights reserved. On-Track to Achieve $9.0MM Savings in Fiscal 2014 Reinvested $3.5MM

Adjustments in 3rd Fiscal Quarter of 2013 Reported Results ($MM) Favorable legal settlement ($1.4) California legal matter $0.4 Restructuring charges $0.1 Total Take-Back ($0.9) Adjustments in 3rd Fiscal Quarter of 2014 Reported Results ($MM) Impairment of loan to innovation partner $5.7 Fire related charges, net $1.1 California legal matter $0.8 Restructuring charges $0.1 Acquisition and integration costs $0.1 Total Add-Back $7.8 EBITDA Adjustments 19 © 2014 Zep Inc. - All rights reserved. 13.6% Adjusted EBITDA Growth and 110 Basis Points Increase in Adjusted EBITDA Margin

20 3rd Quarter ‘14 EPS & Adjusted EPS © 2014 Zep Inc. - All rights reserved. ( ) ( ) ( ) 2014 2013 Diluted EPS $0.09 $0.28 Adjustments $0.21 ($0.03) Adjusted Diluted EPS $0.30 $0.25 Three Months Ended May 31, 20% Increase in Adjusted Diluted Earnings Per Share

21 © 2014 Zep Inc. - All rights reserved. 14.7% Increase in Adjusted Diluted Cash Earning Per Share Adjusted Diluted Cash Earnings Per Share

Fixed Charge Coverage Ratio* Debt to EBITDA* Net Debt Position ($MM) Covenants Debt Position 22 © 2014 Zep Inc. - All rights reserved. Net debt decreased by $4.9MM during quarter Credit facility matures in July 2015 Expect to refinance in 4Q FY14 * As defined by Zep Inc.’s Credit Facility $28.2MM Reduction in Net Debt in Last 12 Months

Insurance Coverage Casualty & business interruption $1.0MM deductible Damage to facility Increased costs to produce Profit on lost revenue General liability $1.5MM deductible Damage to 3rd parties Received $5MM in June as a pre-payment against the claim Expect to file claims quarterly and a mismatch between spending and insurance settlements Final resolution of claim not expected for at least a year 23 © 2014 Zep Inc. - All rights reserved.

Business interruption insurance will cover lost profit on lost sales Coverage period: Based on when existing aerosol facility should return to normal operation Benefit from extended coverage for an additional 365 days Quarterly financial impact: Potential to reduce reported profits for several quarters Once claim is approved, realize income for lost profits Effect of Lost Revenue 24 © 2014 Zep Inc. - All rights reserved.

Higher manufacturing costs during the recovery period Presented net of insurance proceeds Expect higher manufacturing costs and general costs to be offset by insurance recoveries in the same period Coverage period: Based on when existing aerosol facility should return to normal operation Effect of Higher Costs 25 © 2014 Zep Inc. - All rights reserved. Incident–Related Costs Should Have Little or No Net Effect on the Gross Margin or S, D & A Expense Lines

Fiscal 2015 Considerations Revenue Have now anniversaried complexity reduction activities from fiscal Q3 2013 $3.5-$5.0MM comparative headwind ending Costs Gross margins in fiscal 2015 expected to be 46-48% Potential upward pressure on oil affects a portion of raw materials Selling, distribution and administrative expenses expected to be ~16-18% of sales Expect lower revenue will also lower variable costs Uncertainty with respect to freight Expect $2MM of costs associated with GHS compliance 26 © 2014 Zep Inc. - All rights reserved.

Near-Term Focus Revenue: Encouraged by recent top line success Continue to focus on organic growth Business Continuity Plan: Recovery from the fire Minimize customer disruption Regain production capacity as quickly as possible 27 © 2014 Zep Inc. - All rights reserved.

Questions and Answers © 2014 Zep Inc. - All rights reserved.

Appendix © 2014 Zep Inc. - All rights reserved.

30 3rd Quarter ‘14 EBITDA & Adjusted EBITDA © 2014 Zep Inc. - All rights reserved. ( ) ( ) ( )